UNITED STATES
SECURITIES AND EXCHANGECOMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 23, 2015

PRESSURE BIOSCIENCES, INC.
(Exact name of registrant as specified in its charter)

Massachusetts	000-21615	04-2652826
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14 Norfolk Avenue
South Easton, Massachusetts 02375
(Address of principal executive offices)(Zip Code)

Registrant's telephone number, including area code: (508) 230-1828

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01   Changes in Registrant’s Certifying Accountant.

Dismissal of Previous Independent Registered Public Accounting Firm

On June 23, 2015, the Board of Directors of Pressure BioSciences, Inc. (the “Company”) dismissed Marcum LLP (“Marcum”) as its independent registered public accounting firm.

The report of Marcum on the audited financial statements of the Company for the fiscal years ended December 31, 2014 and December 31, 2013 did not contain any adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles, except for the addition of a paragraph expressing substantial doubt about the Company’s ability to continue as a going concern.

During the Company’s two most recent fiscal years, the subsequent interim periods thereto, and through June 23, 2015, there were no disagreements (as defined in Item 304 of Regulation S-K) with Marcum on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Marcum, would have caused it to make reference in connection with its opinion to the subject matter of the disagreement. Further, during the Company’s two most recent fiscal years, the subsequent interim periods thereto, and through June 23, 2015, there were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K), except as described in the next paragraph.

Marcum informed the Company that, at the completion of the 2013 and 2014 audits, there was a material weakness in the Company’s internal controls related to: (1) a lack of sufficient segregation of duties; and (2) a lack of sufficient personnel in the accounting function.

The Company’s Board of Directors discussed this material weakness with Marcum. The Company has authorized Marcum to respond fully to the inquiries of Malone (as defined below) concerning this material weakness.

The Company furnished Marcum with a copy of this disclosure on June 26, 2015, providing Marcum with the opportunity to furnish the Company with a letter addressed to the Securities and Exchange Commission (the “SEC”) stating whether it agrees with the statements made by the Company herein in response to Item 304(a) of Regulation S-K and, if not, stating the respect in which it does not agree. A copy of Marcum’s letter addressed to the SEC is filed as Exhibit 16.1 to this report.

Engagement of New Independent Registered Public Accounting Firm

On June 23, 2015, the Board of Directors of the Company engaged MaloneBailey, LLP (“Malone”) as its independent registered public accounting firm.

During the years ended December 31, 2014 and December 31, 2013, the subsequent interim periods thereto, and through June 23, 2015, neither the Company nor anyone acting on its behalf consulted Malone with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that Malone concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issues; or (ii) any matter that was the subject of a disagreement or a reportable event set forth in Item 304(a)(1)(iv) and (v), respectively, of Regulation S-K.

Item 9.01    Financial Statements and Exhibits

(d)     Exhibits

Exhibit Number	Exhibit Description

16.1	Letter from Marcum LLP, dated June 26, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

PRESSURE BIOSCIENCES, INC.

Dated: June 26, 2015	By:	/s/ Richard T. Schumacher
Richard T. Schumacher
President